SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2007

Morgan Stanley

(Exact name of registrant as specified in its charter)

Delaware	1-11758	36-3145972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (212) 761-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 2, 2007, Morgan Stanley (the “Company”) announced that it completed the spin-off of Discover Financial Services (“Discover”) on June 30, 2007. The Company distributed all of the shares of Discover common stock, par value $0.01 per share, to the Company’s stockholders of record as of June 18, 2007. The Company’s stockholders received one share of Discover’s common stock for every two shares of the Company’s common stock. Stockholders will receive cash in lieu of fractional shares for amounts less than one full Discover share. The Company has received a ruling from the Internal Revenue Service that, based on customary representations and qualifications, the distribution will be tax-free to Morgan Stanley stockholders for U.S. federal income tax purposes. Discover’s common stock is listed on the New York Stock Exchange under the ticker symbol “DFS”.

In contemplation of the spin-off, on June 29, 2007 the Company entered into a Separation and Distribution Agreement with Discover which provides, among other things, for the principal corporate transactions required to effect the spin-off and certain other agreements governing the Company’s relationship with Discover after the spin-off. Generally, Discover will take all of the business, assets and liabilities transferred to or assumed by it pursuant to the Separation and Distribution Agreement or other ancillary agreements on an “as is, where is” basis without representations or warranties by the Company. A copy of the Separation and Distribution Agreement is attached hereto as Exhibit 10 and incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.01.

Item 9.01 Financial Statements and Exhibits

(b)	Pro Forma Financial Information.

The pro forma financial information specified in Article 11 of Regulation S-X is filed as Exhibit 99.1 hereto.

(d)	Exhibits.

10	Separation and Distribution Agreement dated as of June 29, 2007 by and between Morgan Stanley and Discover Financial Services.

99.1	Unaudited pro forma condensed consolidated financial information:

•	Unaudited pro forma condensed consolidated statements of income for the fiscal years ended November 30, 2006, 2005 and 2004 and for the three months ended February 28, 2007.

•	Unaudited pro forma condensed consolidated statement of financial condition as of February 28, 2007.

99.2	Press release of the Company dated July 2, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN STANLEY (Registrant)

By:	/S/ PAUL C. WIRTH
Paul C. Wirth, Controller and Principal Accounting Officer

Date: July 6, 2007

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